Exhibit 99.1











                          General Instrument and
                            Motorola to Merge

                              (cover page)

The information set forth in this presentation contains "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995, and, accordingly, the cautionary statements contained in Exhibit 99, under the caption "Forward-Looking Information" in General Instrument Corporation's Quarterly Report on Form 10-Q for the period ended June 30, 1999, are incorporated herein by reference. Actual results might differ materially from the "forward-looking information" in this presentation.

In addition, the forward-looking statements about the proposed merger involve risks and uncertainties. The factors below are among some of the factors that could cause actual results of Motorola, General Instrument or the combined entities to differ materially from those in the forward-looking statements: the failure of the merger to be consummated; the ability of the companies to successfully integrate General Instrument's business and capitalize on the combined technologies; the availability of the favorable tax treatment and accounting treatment for the merger; and those factors in the companies' reports filed with the Securities and Exchange Commission.

                        GI and Motorola to Merge

                              Highlights


         - Each GI share converted into 0.575 shares of Motorola common stock

         - Merger intended to qualify as tax-free reorganization and pooling of interests transaction

         -    Motorola committed to completing NLC IPO

         -    Required vote
              - GI shareholders
              - Motorola shareholders (if required by NYSE)

                        GI and Motorola to Merge

                                Outline


         -    Vision

         -    General Instrument Overview

         -    Strong Execution

         -    Market Dynamics

         -    The Motorola / GI 'EDGE'

                         The Motorola / GI 'EDGE'

                         GI and Motorola to Merge



         - Integrated video, voice & data communications solutions -World leader in interactive digital cable
              -World leader in high-speed data networking
              -Broadband telephony networks: packet and circuit

         -    Global reach

         -    Powerful brand

         -    Edge innovations in the converged broadband network
              -At the Headend and in the Home!

         -    Hybrid Fiber Coax, Wireless, Satellite and Internet media

         -    Systems, software and silicon to consumer platforms
              -High volumes, low costs

         -    Deep engineering, integration and customer service force

                         The Motorola / GI 'EDGE'

                 Leadership in High Speed Data Solutions



         -    Motorola offers Cable Labs certified Cable Modem
              Termination System

         - GI's second generation DOCSIS-compliant modem (SB3100) now in production

         - Motorola has shipped more than 800,000 cable modems worldwide

         -    GI Shipped 30,000 DOCSIS-compliant modems in Q2'99

         - GI's Second generation dual RF/phone DOCSIS modem (SB3100D) production expected to begin in October

         -    @Home extended level 2 approval to GI's SB3100 in August



                                  [LOGO]

                         The Motorola / GI 'EDGE'

                      Carrier-Quality Voice Services


         -    Significant new growth opportunity

         - IP Telephony expected to provide carrier-quality, cost effective solutions beginning mid 2000

         - GI has provided development expertise and product for AT&T testing of broadband VoIP

         - Motorola has shipped 250,000 circuit switched subscriber lines to date

         -    Tracking to schedule
              -Demonstration at 1999 National Cable Television
               Association show
              -Initial field trials planned for 4Q99
              -Lab trials for AT&T in 4Q99
              -Volume production expected 2Q00

                         The Motorola / GI 'EDGE'

                  Opportunities for Additional Synergies



Operational Efficiencies                   Brand/Market Positions
------------------------                   ----------------------

Purchasing consolidation                   Circuit switched telephony
Manufacturing rationalization              Voice over IP
Logistics                                  Home networking
Product development                        Cellular equipment
                                           NLC VDSL technology


                           Combined Management
                            Team to Focus on
                          Delivering Additional
                          Synergy Opportunities

                         The Motorola / GI 'EDGE'

                    The World of Wireless Internet and
                            Personal Networks



         -    90 million wireless devices spanning
              -cellular, paging, and two-way radio

         -    Strong wireless data experience

         -    Excellent opportunity to leverage HFC backbone for wireless

                         The Motorola / GI 'EDGE'

                Remarks from AT&T's Leo Hindery - 9/15/99



"Cable industry is committed to wide-scale deployment of broadband . . . this merger delivers on that promise"

"Wireless access into the HFC infrastructure is a tremendous opportunity for the consumer"

"As the industry consolidates, suppliers must also mature and consolidate with us"

"Merger delivers the power of the Motorola brand and increased respect within the household"

                         The Motorola / GI 'EDGE'


                                 Motorola

         -    World class consumer brand

         -    Global reach

         -    Scale and breadth

         -    Access to significant R&D resources

         -    Integrated Communications Solutions
              -Embedded semiconductor solutions
              -Networking and Internet access products
              -Software enhanced telephony
              -Communications products


                            General Instrument

         -    Leadership in end to end broadband networks

         -    Talent and experience of GI's management team

         -    Revenue growth and cost synergies

         -    Strong operating disciplines

         -    Solid balance sheet, no debt

                         The Motorola / GI 'EDGE'


         -    This merger leverages strengths of both companies

         - Integrates key technologies needed to bring converged video, data and voice into the home

         - Broadly expands Motorola's portfolio of network access solutions and GI's global reach



                        Creating the world class
                     leader in video, data and voice
                           for the 21st Century

                         GI and Motorola to Merge

                  Process to Complete Merger by Q1 2000


         -    Hart Scott Rodino filing with US Dept. of Justice

         -    File Proxy Statement - Prospectus with SEC

         - Mail Proxy materials to Stockholders (following SEC approval)

         - Hold Stockholders meetings to approve merger (approx. 30 to 45 days after mailing materials)

         -    Merger closing (after stockholder approval)